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                                                                   EXHIBIT 23.2

                                    CONSENT

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1996, with respect to the financial statements of TEA Group Incorporated included in Amendment No. 4 to the Registration Statement (No. 333-57283) on Form S-1 and related Prospectus of Crown Castle International Corp. dated August 18, 1998.

                                          Ernst & Young LLP

Atlanta, Georgia

August 18, 1998